UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 14, 2010


                          AMERICAN PARAMOUNT GOLD CORP.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-138148                 20-5243308
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

50 West Liberty Street, Suite 880, Reno, Nevada                     89501
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (519) 872-6173

                              ZEBRA RESOURCES, INC.
               29733 Niguel Road, Suite A, Laguna Niguel, CA 92677
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 14, 2010, we appointed Wayne Parsons as a member of our board of directors and as our President, Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer. Mr. Parsons has over 20 years experience in the investment and broker industry with RBC Dominion Securities and National Bank Financial and is a director of the merchant bank, CanGap Lending Corp.

Also effective April 14, 2010, Dan Gravelle resigned as our President, Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer.

Our board of directors now consists of Wayne Parsons and Peter Jenks.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.


/s/ Wayne Parsons
-------------------------------
Wayne Parsons
President and Director

Date: April 14, 2010


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